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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 22, 2004
                                 ---------------



                               CRAWFORD & COMPANY
                     ------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     GEORGIA
                          -------------------------
                 (State or other jurisdiction of incorporation)


                1-10356                                 58-0506554
          ----------------------          -----------------------------------
         (Commission File Number)         (IRS Employer Identification No.)


               5620 Glenridge Drive, N.E., Atlanta, Georgia 30342
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (404) 256-0830
                            ------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  Other Events and Required FD Disclosure

         On April 22, 2004, Crawford & Company issued a press release announcing the resignation of Grover L. Davis, Chairman and Chief Executive Officer, and the appointment of Marshall G. Long as interim Chief Executive Officer and Jesse
C. Crawford as interim Chairman. A copy of the press release is attached as exhibit 99.1.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c)      Exhibits

         Exhibit No.       Description

         99.1              Press Release dated April 22, 2004





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                             CRAWFORD & COMPANY
                                                (Registrant)



                                         By: /s/ PETER J. RESCIGNO
                                             ----------------------------------
                                             Peter J. Rescigno, Vice President
                                             General Counsel & Corporate
                                             Secretary

Dated:   April 22, 2004






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                                  EXHIBIT INDEX

Number          Description
------          ---------------

  99.1          Press Release dated April 22, 2004